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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: March 2, 2006



                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Colorado                   0-19027                     84-1057605
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)                Identification #)

              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)

                                 (719) 531-9444
              (Registrant's telephone number, including area code)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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Item 7.01 - Regulation FD Disclosure

     On March 2, 2006, Simtek Corporation (the "Company") issued a press release announcing to investors its mid-first quarter 2006 update. A copy of the press release is included herewith as Exhibit 99.1.


Item 9.01 - Financial Statements and Exhibits

(c)  Exhibits

     Exhibit Number    Description
     --------------    -----------

          99.1 Press release of the Company dated March 2, 2006, titled "Mid-First Quarter 2006 Update for Simtek Corporation"



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SIMTEK CORPORATION


                                    By: /s/Brian Alleman
                                        ----------------------------------------
                                        Brian Alleman, Chief Financial Officer


March 2, 2006

                                  EXHIBIT INDEX


Exhibit Number        Description
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     99.1             Press release of the Company, dated March 2, 2006.
































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